UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2003

                         INTELLIGENT SYSTEMS CORPORATION
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             (Exact name of Registrant as specified in its charter)

             Georgia                     1-9330                58-1964787
 (State or other jurisdiction          Commission          (I.R.S. Employer
of incorporation or organization)      file number        Identification  No.)

         4355 Shackleford Road, Norcross, Georgia                    30093
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         (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (770) 381-2900

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      Exhibits

      99.1 Press release issued by Intelligent Systems Corporation on August 6, 2003

ITEM 9. REGULATION FD DISCLOSURE

      On August 6, 2003, Intelligent Systems Corporation issued a press release announcing its financial results for the second quarter of 2003. A copy of the press release is attached as Exhibit 99.1

      The information contained in this "Item 9. Regulation FD Disclosure" is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K.

      The information in this Form 8-K and the attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 6, 2003                   INTELLIGENT SYSTEMS CORPORATION
                                                 (Registrant)

                                            /s/ Bonnie L. Herron
                                            -----------------------------
                                        By: Bonnie L. Herron
                                            Chief Financial Officer

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                                  Exhibit Index

Exhibit Number    Description
--------------    -----------

99.1              Press release issued by Intelligent Systems Corporation on
                  August 6, 2003.